EXHIBIT 4.1

                            ARTICLES OF INCORPORATION

                                       OF

                                BELMONT BANCORP.

     The undersigned, a majority of whom are citizens of the United States, desiring to form a corporation for profit under Ohio Revised Code 1701.01, et seq., do hereby certify:

     FIRST: The name of the corporation shall be Belmont Bancorp.

     SECOND: The place in Ohio where its principal office is to be located in St. Clairsville, Belmont County, Ohio.

     THIRD: The purpose or purposes for which this corporation is to be formed are:

     (1) to acquire by purchase, or otherwise, and to hold, own, sell, assign, pledge, exchange, dispose of and otherwise transfer shares of stock, shares, bonds, debentures, notes, and/or all other forms of securities and obligations issued by any corporation, national banking association, state bank, savings bank, trust company, or financial institution to the extent permitted by law, and to operate, conduct, manage and supervise, and provide services and assistance to any corporation, firm, or business that may be owned or controlled, directly or indirectly, by the corporation, or in which the corporation may have any interest of any kind whatsoever.

     (2) to buy or otherwise acquire, own, hold, manage, and control real and personal property or every description, and to sell and convey, mortgage, pledge, lease or otherwise dispose of such property or any part thereof.

     (3) to acquire by purchase, subscription, or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and


                                       1.

with any and all securities, issued or created by any corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers, and privileges of ownership, including the right to exercise consents and vote thereon.

     The term "securities" as used in these Articles of Incorporation shall mean any and all notes, stocks, issued or unissued, treasury stocks, bonds, debentures, evidences of indebtedness, certificates of interest or participation in any profit-sharing agreement, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas, coal or other mineral rights, or, in general, any interests or instruments commonly known as "Securities", or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guarantees of, or warrants or rights to subscribe to or purchase, any of the foregoing.

     (4) to aid by loan, subsidy, guaranty, or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the Corporation or in which the Corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee, or with or without recourses against any such corporation, firm, organization,


                                       2.

association or entity, to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm, organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the Corporation, and to do any and all acts and things designed to accomplish any such purpose.

     (5) to borrow money for any business, object or purpose of the Corporation from time to time, without limit as to amount; to issue any kind of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the Corporation, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the Corporation, whether at that time owned or thereafter acquired.

     (6) to engage in any commercial, financial, licensing, servicing, or any other business, not prohibited by law, and any, some or all of the foregoing.

     The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in no ways limited or restricted by reference to, or inference from the terms of any other paragraph in these Articles of Incorporation, but the purposes and powers specified in each of the foregoing paragraphs of these Articles shall be regarded as independent purpose and powers.

     The Corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the Corporation of the general powers now or hereafter conferred by the laws of the State of Ohio upon corporations formed under the General Corporation Law of Ohio; which law is now set forth in Ohio Revised Code Section 1701.01 et seq.


                                       3.

     FOURTH: (1) The total number of shares of stock which the Corporation shall have authority to issues is 600,000 which shall be divided into 500,000 shares of common stock without par value and 100,000 shares of preferred stock without par value.

     (2) The designations, powers, rights and preferences, and the qualifications, limitations and restrictions, of the preferred stock shall be as fixed and determined, from time to time, by the Board of Directors, and the Board of Directors is authorized and empowered at any time, and from time to time, to direct and provide for the issuance of shares of preferred stock in one or more classes or series, which such voting powers, full or limited, but not to exceed one vote per share, or without voting power, and with such dividend rights, rates and conditions, and such designations, preference and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be fixed end determined, by the Board of Directors, by resolution duly adopted.

     FIFTH: No holder of any share or shares of the capital stock of any class of the Corporation shall have any pre-emptive right to subscribe to any shares or additional issues of any class of stock of the Corporation, or to any obligations convertible into stock of the Corporation, other than such as the Board of Directors, in its judgment and discretion, from time to time, may determine.

     SIXTH: The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. When a quorum is present at the stockholders meeting, the vote of the holders of a majority of the stock issued and outstanding and entitled to vote


                                       4.

thereat, present in person or represented by proxy, shall decide any questions brought before such meeting.

     SEVENTH: Each stockholder shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of capital stock having voting power held by such stockholder. Provided, however, that voting for the election of Directors of the Corporation shall be governed in accordance with the express provisions of the laws of Ohio.

     EIGHTH: The amount of stated capital with which the Corporation shall begin business is Five Hundred Dollars ($500.00).

     NINTH: The Corporation, through the majority vote of its Board of Directors, shall have the right and power to repurchase any of its stock, including issued stock, or treasury shares, at such price and upon such terms as may be agreed on between the Corporation and the selling shareholder or shareholders.

     TENTH: Except as otherwise expressly provided for herein, and not withstanding any provision in the General Corporation Law of Ohio, which requires the vote, consent, waiver, or release of the holders of a designated portion, or percentage, (but less than all) of the shares of the any particular class, or of each class, the vote, consent, waiver, or release of the holders of a majority of the shares of that particular class, or of each class, shall be required, and shall be sufficient, unless specifically otherwise required herein.

     ELEVENTH: A directory of this corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent, or otherwise, nor shall any transaction or contract or act of this corporation be void or voidable or in any way affected or invalidated by reason of the fact that any director or any firm of which any director is a


                                       5.

shareholder or director is in any way interested in such transaction or contract or act, provided the fact that such director or such firm or such corporation is so interested shall be disclosed or shall be known to the Board of Directors, or would have reasonably thought to have been known, to such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken; nor shall any such director be accountable or responsible to the Corporation for or in respect to any such transaction or contract or act of this Corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder or director is so interested in such transaction or contract or act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize, ratify or approve any such contract or transaction or act, with like force and effect as if he or any firm of which he is a member or any corporation of which is a shareholder or director were not interested in such transaction or contract or act.

     TWELFTH: Each officer, director or member of any committee designated by the Board of Directors of the Corporation shall, in the performance of his or her duties, be fully justified, and fully protected, and relying in good faith upon the books of accounts or reports made to the Corporation by any of its officers or employees, or by independent public accountants, or by an appraiser selected with reasonable care by the Board of Directors of the Corporation, or by any such committee, or on relying in good faith upon other records of the Corporation.


                                       6.

     IN WITNESS WHEREOF, we have hereunto subscribed our names this 2nd day of August, 1982.

                                        /s/  R.G. Anderson
                                             ---------------------------
                                             R.G. ANDERSON

                                        /s/  Wilbur L. Terhune
                                             ---------------------------
                                             WILBUR L. TERHUNE

                                        /s/  Lewis M. Martin
                                             ---------------------------
                                             LEWIS M. MARTIN

                                        /s/  Charles A. Wilson, Jr.
                                             ---------------------------
                                             CHARLES A. WILSON, JR.

                                        /s/  John H. Goodman, II
                                             ---------------------------
                                             JOHN H. GOODMAN, II


                                       7.

                          ORIGINAL APPOINTMENT OF AGENT

     The undersigned, being at least a majority of the incorporators of Belmont Bancorp., do hereby appoint David L. Barnes, a natural person and resident of the County in which the Corporation has its principal office, upon whom process, notice or demand required or permitted by statute to be served upon the Corporation, may be served. His complete address is 119 East Main Street, Masonic Temple Building, P.O. Box 22, St. Clairsville, Ohio 43950.

                                        BELMONT BANCORP.

                                        /s/  R.G. Anderson
                                             ---------------------------
                                             R.G. ANDERSON

                                        /s/  Wilbur L. Terhune
                                             ---------------------------
                                             WILBUR L. TERHUNE

                                        /s/  Lewis M. Martin
                                             ---------------------------
                                             LEWIS M. MARTIN

                                        /s/  Charles A. Wilson, Jr.
                                             ---------------------------
                                             CHARLES A. WILSON, JR.

                                        /s/  John H. Goodman, II
                                             ---------------------------
                                             JOHN H. GOODMAN, II


                                       8.

August 3, 1982

BELMONT BANCORP.


Gentlemen:


     I, David L. Barnes, do hereby accept appointment as agent of your cooperation upon whom process, tax notice, or demands may be served.

                                        /s/  David L. Barnes
                                             ----------------------------
                                             DAVID L. BARNES


                                       9.

                         CERTIFICATE OF AMENDED ARTICLES

                                OF INCORPORATION

                                       OF

                                BELMONT BANCORP.


     Richard G. Anderson, President, and Wilbur L. Terhune, Secretary, of Belmont Bancorp., an Ohio Corporation, organized for profit and with Articles thereof recorded with the Secretary of State on Roll F-122 at Frame 1402, on the 1st day of September, 1982, do hereby certify that at a meeting at which all of the Stockholders representing all of the voting shares issued by the Corporation were present, held on the 10th day of August, 1983, did by an affirmative vote of all of the outstanding stock adopt the following resolution to amend the existing Articles of this Corporation.

     BE IT RESOLVED that the first paragraph under Article "Fourth" of the Articles of Incorporation for Belmont Bancorp, which presently reads as follows:

     The total number of shares of stock which the Corporation shall have authority to issue is 600,000, which shall be divided into 500,000 shares of common stock without par value, and 100,000 shares of Preferred stock without par value, SHALL BE AMENDED TO READ AS FOLLOWS:

     The total number of shares of stock which the Corporation shall have the authority to issue is 600,000, which shall be divided into 500,000 shares of Common stock, with a par value of $12.50 per share, and 100,000 shares of Preferred stock without par value.


                                       10.

     IN WITNESS WHEREOF, said Richard G. Anderson, President, and Wilbur L. Terhune, Secretary of Belmont Bancorp, acting for and on behalf of said Corporation, have hereunto subscribed their names to be affixed hereto, this 10th day of August, 1983.

                                        BELMONT BANCORP.

                                        By:  /s/  Richard G. Anderson
                                             -------------------------------
                                             Richard G. Anderson, President


                                        By:  /s/  Wilbur L. Terhune
                                             -------------------------------
                                             Wilbur L. Terhune, Secretary


                                       11.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                                BELMONT BANCORP.


     Wilbur L. Terhune, Chairman; J. Vincent Ciroli, Jr., President; and Mark S. Fogt, Secretary, of Belmont Bancorp., an Ohio corporation organized for profit and with Articles thereof recorded with the Secretary of State on Roll F-122 at Frame 1402, on the 13th day of August, 1982, and Amended Articles on Roll F-326 at Frame 1660, on September 20, 1983, do hereby certify that at a meeting at which a quorum was present stockholders representing more than a majority of the total shares outstanding adopted the following resolution to amend the existing Articles of this Corporation:

     BE IT RESOLVED that the first paragraph under Article "Fourth" of the Articles of Incorporation for Belmont Bancorp. which as amended presently read:

     "The total number of shares of stock which the Corporation shall have the authority to issue is 600,000 which shall be divided into 500,000 shares of common stock, with a par value of $12.50 per share, and 100,000 shares of preferred stock without par value." SHALL BE AMENDED TO READ AS FOLLOWS:

     "The total number of shares of stock which the Corporation shall have the authority to issue is 1,850,000 shares which shall be divided into 1,750,000 shares of common stock with a par value of $3.57 per share and 100,000 share of preferred stock without par value."


                                       12.

     IN WITNESS WHEREOF, the said William L. Terhune, Chairman, and J. Vincent Ciroli, Jr., President, of Belmont Bancorp, as attested by Mark S. Fogt, Secretary, acting for and on behalf of the Corporation, have hereunto subscribed their names this 16th day of April, 1986.

                                        BELMONT BANCORP.

(CORPORATE SEAL)
                                        /s/  William L. Terhune
                                             --------------------------
                                             Its Chairman
ATTEST:

                                        /s/  J. Vincent Ciroli
                                             --------------------------
                                             Its President


/s/  Mark S. Fogt
     ------------------------
     Its Secretary



STATE OF OHIO
COUNTY OF BELMONT, TO-WIT:

     The foregoing Certificate of Amended Articles of Incorporation of Belmont Bancorp. were acknowledged before me by Wilbur L. Terhune, Chairman, J. Vincent Ciroli, Jr., President, and Mark S. Fogt, Secretary, on behalf of Belmont Bancorp as the act of the Corporation this 16th day of April, 1996


                                        /s/  Cheryl A. Rusiecki
                                             -------------------------
                                             Notary Public


My Commission Expires: April 14, 1997


                                       13.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                                BELMONT BANCORP.


     Charles A. Wilson, Jr., Chairman; J. Vincent Ciroli, Jr., President; and Mark S. Fogt, Secretary, of Belmont Bancorp., an Ohio corporation organized for profit and with Articles thereof recorded with the Secretary of State on Roll F-122 at Frame 1402, on the 13th day of August, 1982, and Amended Articles on Roll F-326, at Frame 1660, on September 20, 1983, and Amended Articles on Roll F-884, at Frame 1176, on April 28, 1986, do hereby certify that at a meeting at which a quorum was present, stockholders representing more than a majority of the total shares outstanding adopted the following resolutions to amend the existing Articles of this Corporation.

     1. BE IT RESOLVED that a new Article Thirteenth shall be added to the Articles of Incorporation for Belmont Bancorp. as follows:

          THIRTEENTH:

               Section 1. The property business, and affairs of the corporation shall be managed and controlled by the Board of Directors. The number of directors of the corporation (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) shall not be less than fourteen (14) nor more than eighteen (18), the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors. As used in this Article, the term "whole Board" means the total number of Directors which the Corporation would have if there were no vacancies.

               Section 2. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the annual meeting of stockholders in 1987, Directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of the second class shall be elected to hold office


                                       14.

          for a term expiring at the second succeeding annual meeting and Directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of stockholders thereafter, the successors to the class of Directors whose terms have expired shall be elected for a three-year term. Any vacancies in the Board of Directors for any reason, and any newly-created Directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the Directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next annual meeting of stockholders at which time a successor shall be elected by the stockholders to fill the remaining term of his office. No decrease in the number of Directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more Directors of the Corporation, the terms of the Director or Directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

               Section 3. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of seventy-five percent (75%) or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this provision of the Articles of Incorporation; provided that if seventy-five percent (75%) of the whole Board passes a resolution recommending the amendment, alteration, change, or repeal this provision, the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this provision of the Articles of Incorporation.

               Section 4. No director of the Corporation shall be removed from office during his term thereof by vote or other action of the stockholders or otherwise, except for cause.

               Section 5. In the event of the resignation, death, disqualification, disability or removal of a director during his term, the remaining Board of Directors may appoint a successor to serve until the next annual meeting of stockholders at which time a successor shall be elected by the stockholders to fill the remaining term of his office.


                                       15.

     2. BE IT RESOLVED that a new Article Fourteenth shall be added to the Articles of Incorporation for Belmont Bancorp. As follows:

          ARTICLE FOURTEENTH:

               Section 1. In the event that it is proposed that this corporation enter into a merger or consolidation with any other corporation or that the corporation sell or lease substantially all of its assets or business to such other corporation, the affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding shares of common stock and the outstanding stock of preferred stock entitled to vote on each matter shall be required for the approval of any such proposal; provided, that if not less than sixty percent (60%) of the whole board votes in favor of the transaction, the affirmative vote of the holders of not less than sixty percent (60%) of the outstanding shares of common stock and the outstanding stock of preferred stock entitled to vote on each matter shall be required for the approval of any such proposal; provided further, that if not less than seventy-five percent (75%) of the whole board votes in favor of the transaction, the affirmative vote of the holders of not less than a majority of the outstanding shares of common stock and the outstanding stock of preferred stock entitled to vote on each matter shall be required for the approval of any such proposal.

               Section 2. For purposes of this Article the directors in determining how to recommend a proposal of merger, consolidation, or sale or lease of all or substantially all of the assets or business of the corporation shall give due consideration to: (1) the interests of the corporation's stockholders; (2) the interests of the corporation's employees, suppliers, creditors, and customers; (3) the economy of the state and the nation; and (4) community ans societal considerations.

               Section 3. Notwithstanding any other provision of these Articles of Incorporation, the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the corporation), the affirmative vote of the holders of seventy-five percent (75%) or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article XIV of the Articles of Incorporation; provided that if seventy-five percent (75%) of the whole Board passes a resolution recommending the amendment, alteration, change, or repeal this provision, the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class)


                                       16.

          shall be required to amend, alter, change or repeal this Article XIV of the Articles of Incorporation.

     3. BE IT RESOLVED that a new Article Fifteenth shall be added to the Articles of Incorporation for Belmont Bancorp. As follows:

               Section 1. In the event that an Acquiring Person becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the voting shares outstanding as a result in whole or in part of a tender offer opposed by a majority of the whole Board of Directors, each holder of common shares, other than the Acquiring Person or a transferee of the Acquiring Person, shall have the right until and including the sixtieth (60th) day following the date of notice to holders of shares referred to in Section 3 to have those shares redeemed by the corporation at the highest price per share (including brokerage commissions, soliciting dealer fees, and dealer management compensation) paid by the Acquiring Person in obtaining any of shares held by the Acquiring Person.

               Section 2. For purposes of this Article, Acquiring Person shall mean any person (including a corporation, partnership, trust, estate, or individual) or group of persons action in concert.

               Section 3. Not later than twenty (20) days following the date on which the corporation receives credible notice that an Acquiring Person has become the beneficial owner, directly or indirectly of more than fifty percent (50%) of the voting shares as provided in Section 1 of this Article, the corporation shall give written notice of this fact, by first class mail, postage prepaid, at the address shown on the records of the corporation to each holder of record of common shares and shall advise each holder of the right to have shares redeemed and the procedures for such redemption. In the event that the corporation fails to give such notice, any holder entitled to receive such notice may serve written demand upon the corporation to give such notice. If within twenty (20) days after the receipt of the written demand, the corporation has failed to give the required notice, such holder may at the expense and on behalf of the corporation take such reasonable action as may be appropriate to give or cause such notice to be given pursuant to this provision.

               Section 4. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the corporation), the affirmative vote of the holders of seventy-five percent (75%) or more of the outstanding shares of


                                       17.

          capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article XV of the Articles of Incorporation; provided that if seventy-five percent (75%) of the whole Board passes a resolution recommending the amendment, alteration, change, or repeal this provision, the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article XV of the Articles of Incorporation.

     IN WITNESS WHEREOF, the said Charles A. Wilson, Jr., Chairman, and J. Vincent Ciroli, Jr., President of Belmont Bancorp. As attested by Mark S. Fogt, acting for and on behalf of the Corporation, have hereunto subscribed their names this 14th day of April, 1987.


                                        BELMONT BANCORP.
(CORPORATE SEAL)

                                        /s/  Charles A. Wilson, Jr.
                                             ------------------------------
                                             Its Chairman
ATTEST:

                                        /s/  J. Vincent Ciroli, Jr.
                                             ------------------------------
                                             Its President


/s/  Mark S. Fogt
     ----------------------
     Its Secretary


                                       18.

STATE OF OHIO,

COUNTY OF BELMONT, TO-WIT:


     The foregoing Certificate of Amended Articles of Incorporation of Belmont Bancorp, were acknowledged before me by Charles A. Wilson, Jr., Chairman; J. Vincent Ciroli, Jr., President; and Mark S. Fogt, Secretary, on behalf of Belmont Bancorp. This 14th day of April, 1987.


                                        /s/  Cheryl A. Rusiecki
                                             -----------------------
                                             Notary Public

My Commission Expires: April 14, 1997


                                       19.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                                BELMONT BANCORP.


     John H. Goodman, II, Chairman; J. Vincent Ciroli, Jr., President; and Jane
R. Marsh, Secretary, of Belmont Bancorp., an Ohio corporation organized for profit and with Articles thereof recorded with the Secretary of State on Roll F-122 at Frame 1402, on the 13th day of August, 1982, and Amended Articles on Roll F-326, at Frame 1660, on September 20, 1983, and Amended Articles on Roll F-884, at Frame 1176, on April 28, 1986, and Amended Articles on Roll G-149, at Frame 0663, on April 27, 1987, do hereby certify that at a meeting of shareholders held April 18, 1995, at which a quorum was present, stockholders representing more than two-thirds (66.7%) of the total shares outstanding adopted the following resolutions to amend the existing Articles of this Corporation;

     1. BE IT RESOLVED that subparagraph (1) of Article Fourth to the Articles of Incorporation for Belmont Bancorp shall be amended to read as follows:

               (1) The total number of shares of stock which the Corporation shall have the authority to issue is 9,000,000 shares which shall be divided into 8,900,000 shares of Common Stock with a par value of $0.50 per share; 10,000 shares of Senior Cumulative Preferred Stock with a $100 par value per share the complete terms and conditions of which were set forth in the Certificate of Resolution of the Board of Directors of the Corporation dated October 2, 1992; and 90,000 shares of preferred stock without par value which shall be subject to the provisions of subparagraph (2) below.


                                       20.

     IN WITNESS WHEREOF, the said John H. Goodman, II, Chairman, and J. Vincent Ciroli, Jr., President of Belmont Bancorp. As attested by Jane R. Marsh, acting for and on behalf of the Corporation, have hereunto subscribed their names this 18th day of April, 1995.

                                        BELMONT BANCORP.

(CORPORATE SEAL)
                                        /s/  John H. Goodman, II
                                             ----------------------------
                                             Its Chairman


                                        /s/  J. Vincent Ciroli, Jr.
                                             ----------------------------
                                             Its President

ATTEST:

/s/  Jane R. Marsh
     -------------------------
     Its Secretary


STATE OF OHIO,

COUNTY OF BELMONT, TO-WIT:

     The foregoing Certificate of Amended Articles of Incorporation of Belmont Bancorp. were acknowledged before me by John H. Goodman, II, Chairman; J. Vincent Ciroli, Jr., President; and Jane R. Marsh, Secretary, on behalf of Belmont Bancorp. This 18th day of April, 1995.


                                        /s/  Cheryl A. Rusiecki
                                             ----------------------------
                                             Notary Public

My Commission Expires: April 14, 1997


                                       21.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                                 BELMONT BANCORP

     Terrence A. Lee, Chairman; J. Vincent Ciroli, Jr., President; and Jane R. Marsh, Secretary, of Belmont Bancorp., an Ohio corporation organized for profit and with Articles thereof recorded with the Secretary of State on Roll F-122 at Frame 1402, on the 13th day of August, 1982, and Amended Articles on Roll F-326, at Frame 1660, on September 20, 1983, and Amended Articles on Roll F-884, at Frame 1176, on April 28, 1986, and Amended Articles on Roll G-149, at Frame 0663, on April 27, 1987, and Amended Articles on Roll 5129, at page 1471, do hereby certify that a meeting of shareholders held April 20, 1998, at which a quorum was present, stockholders representing more than a majority of the total shares outstanding adopted the following resolutions to amend the existing Articles of this Corporation:

     1. BE IT RESOLVED that subparagraph (1) of Article Fourth to the Articles of Incorporation for Belmont Bancorp. Shall be amended to read as follows:

               (1) The total number of shares of stock which the Corporation shall have the authority to issue is 17,890,000 shares which shall be divided into 17,800,000 shares of Common Stock with a par value of $0.25 per share; and 90,000 shares of preferred stock without par value which shall be subject to the provisions of subparagraph (2) below.


                                       22.

     IN WITNESS WHEREOF, the said Terrence A. Lee, Chairman, and J. Vincent Ciroli, Jr., President of Belmont Bancorp. As attested by Jane R. Marsh, acting for and on behalf of the Corporation, have hereunto subscribed their names this 20th day of April, 1998.

                                        BELMONT BANCORP.

(CORPORATE SEAL)
                                        /s/  Terrence A. Lee
                                             --------------------------
                                             Its Chairman

                                        /s/  J. Vincent Ciroli, Jr.
                                             --------------------------
ATTEST:                                      Its President

/s/  Jane R. Marsh
     ----------------------
     Its Secretary


STATE OF OHIO,

COUNTY OF BELMONT, TO-WIT:

     The foregoing Certificate of Amended Articles of Incorporation of Belmont Bancorp. Was acknowledged before me by Terrence A. Lee, Chairman; J. Vincent Ciroli, Jr., President; and Jane R. Marsh, Secretary, on behalf of Belmont Bancorp. This 20th day of April, 1998.


                                        /s/  Teri L. Walters
                                             -------------------------
                                             Notary Public

My Commission Expires: July 17, 2001


                                       23.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                                BELMONT BANCORP.


     W. Quay Mull, II, Chairman; J. Vincent Ciroli, Jr., President; and Jane R. Marsh, Secretary, of Belmont Bancorp., an Ohio corporation organized for profit and with Articles thereof recorded with the Secretary of State on Roll F-122 at Frame 1402, on the 13th day of August, 1982, and Amended Articles on Roll F-326, at Frame 1660, on September 20, 1983, and Amended Articles on Roll F-884, at Frame 1176, on April 28, 1986, and Amended Articles on Roll G-149, at Frame 0663, on April 27, 1987, and Amended Articles on Roll 5128, at page 1471, on April 20, 1995, and Amended Articles on Image 199812500861 on May 1, 1998, do hereby certify that a meeting of shareholders held April 20, 1999, at which a quorum was present, stockholders representing more than a majority of the total shares outstanding adopted the following resolutions to amend the existing Articles of this Corporation:

     1. BE IT RESOLVED that subparagraph (1) of Article Thirteenth to the Articles of Incorporation for Belmont Bancorp. Shall be amended to read as follows:

               Section 1. The property, business, and affairs of the corporation shall be managed and controlled by the Board of Directors. The number of directors of the corporation (exclusive of directors to be elected by the holders of one ore more series of Preferred Stock voting separately as a class or classes) shall not be less than twelve (12) nor more than eighteen (18), the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors. As used in this Article, the term "whole Board" means the total number of Directors which the Corporation would have if there were no vacancies.


                                       24.

     IN WITNESS WHEREOF, the said W. Quay Mull, II, Chairman, and J. Vincent Ciroli, Jr., President of Belmont Bancorp. As attested by Jane R. Marsh, acting for and on behalf of the Corporation, have hereunto subscribed their names this 28th day of April, 1999.


                                        BELMONT BANCORP.

(CORPORATE SEAL)
                                        /s/  W. Quay Mull, II
                                             --------------------------
                                             Its Chairman

                                        /s/  J. Vincent Ciroli, Jr.
                                             --------------------------
ATTEST:                                      Its President

/s/  Jane R. Marsh
     -----------------------
     Its Secretary


STATE OF OHIO,

COUNTY OF BELMONT, TO-WIT:

     The foregoing Certificate of Amended Articles of Incorporation of Belmont Bancorp. Were acknowledged before me by John H. Goodman, II, Chairman; J. Vincent Ciroli, Jr., President; and Jane R. Marsh, Secretary, on behalf of Belmont Bancorp. This 28th day of April, 1999.

                                        /s/  Teri L. Walters
                                             ----------------------
                                             Notary Public

My Commission Expires: July 17, 2001


                                       25.